SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 22, 2011

SKAGIT STATE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)

000-52096	20-5048602
Commission File Number	IRS Employer Identification No.

301 East Fairhaven Avenue
Burlington, Washington 98233
(Address of principal executive offices)  (zip code)

Registrant’s telephone number, including area code: (360) 755-0411

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of  (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of  (17 CFR 240.13e-4(c))

Item 5.07 SUBMISSION OF MATTERS FOR A VOTE OF SECURITY HOLDERS

Skagit State Bancorp’s, Inc. Annual Shareholder Meeting was held on April 19, 2011. The holders of 466,393 shares of common stock, representing 79% of the outstanding shares entitled to vote as of the record date, were present in person or by proxy. The following matters were voted upon and approved by shareholders.

(1)                Election of two (2) directors for terms expiring in 2014 or until their successor is nominated and has qualified.

(2)                Ratify appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2011.

Election of Directors

	Votes	Votes	Votes	Broker
Director’s Name	For	Withheld	Abstained	Non-Votes
Marvin Omdal	466,318	75	0	0

Cheryl R. Bishop	466,318	75	0	0

Ratification of the Appointment of Moss Adams, LLP

Votes	Votes	Votes	Broker
For	Withheld	Abstained	Non-Votes
465,336	1,002	55	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2011	SKAGIT STATE BANCORP, INC

	By:	/s/ Cheryl R. Bishop
Cheryl R. Bishop
President and Chief Executive Officer